Sumitomo Transaction Agreement	12 Months Ended
Mar. 31, 2021
Transaction Agreement [Abstract]
Sumitomo Transaction Agreement

Note 5—Sumitomo Transaction Agreement

On December 27, 2019 (the “Sumitomo Closing Date”), RSL and Sumitomo completed the transactions contemplated by the Sumitomo Transaction Agreement. Pursuant to the Sumitomo Transaction Agreement, RSL transferred its entire ownership interest in Myovant, Urovant, Enzyvant, Altavant, and Spirovant to a newly formed, wholly-owned entity (“Sumitovant”).

RSL’s ownership interest in Sumitovant was then transferred to Sumitomo, such that following the Sumitomo Closing Date, Sumitovant and its subsidiaries, including the Sumitovant Vants, were each directly or indirectly owned by Sumitomo. Additionally, in connection with the Sumitomo Transaction Agreement, RSL (i) granted Sumitomo options to purchase all, or in the case of Dermavant, 75%, of RSL’s ownership interests in six other subsidiaries (Dermavant, Genevant, Lysovant Sciences Ltd. (“Lysovant”), Metavant Sciences Ltd. (“Metavant”), Roivant Asia Cell Therapy Holdings Ltd. (“Cytovant Parent”), and Sinovant Sciences HK Limited (“Sinovant”)), (ii) provided Sumitomo and Sumitovant with certain rights over and access to RSL’s proprietary technology platforms, DrugOme and Digital Innovation, and (iii) transferred 26,952,143 common shares of RSL to Sumitomo. On the Sumitomo Closing Date, the Company received approximately $2.9 billion in cash, resulting in a gain of $2.0 billion after taking into account all of the components of the transaction.

Additionally, on the Sumitomo Closing Date, $75.0 million of the consideration was deposited into a segregated escrow account for the purpose of fulfilling indemnification obligations of RSL that may become due to Sumitomo. Upon the expiration of the escrow period, being 18 months from the Sumitomo Closing Date, any remaining escrow funds will be disbursed to RSL. As of March 31, 2021, the Company does not believe that a reasonably possible loss of the funds in the escrow account exists. As such, the full escrow amount of $75.0 million was recorded by the Company as restricted cash on the accompanying consolidated balance sheets as of March 31, 2021. In connection with the Sumitomo Transaction, RSL’s board of directors approved a repurchase of RSL’s equity securities for up to $1.0 billion of the proceeds received from Sumitomo. Refer to Note 10, “Shareholders’ Equity and Redeemable Noncontrolling Interest” for further detail.

In conjunction with the Sumitomo Transaction, certain employees of the Company became employees of Sumitovant or its subsidiaries. The Company issued certain instruments with an aggregate fair value of $39.1 million to these employees, of which $24.8 million was classified within shareholders’ equity and $14.3 million was classified as a liability. The liability classified awards were subsequently surrendered and exchanged for cash and other newly issued equity as part of the repurchase in March 2020. The remaining instruments vest based on the achievement of time-based, performance or liquidity event requirements. As of March 31, 2021 and 2020, there were 1,865,416 and 1,880,980 outstanding instruments, respectively, held by Sumitovant employees for which aggregate fair value was recorded against the gain on sale of business.

In June 2021, RSL completed a transaction with Sumitomo pursuant to which Sumitomo terminated its existing options to acquire RSL’s equity interests in certain of its subsidiaries. See Note 19, “Subsequent Events” for additional information.